EXHIBIT 23.1
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               CONSENT OF INDEPENDENT CHARTERED ACCOUNTANT

         As independent chartered accountants, we hereby consent to the incorporation by reference in this registration statement of our report for the year ending December 31, 2000 for Gatlin Holdings, Inc. and to all references to our Firm included in this registration statement.



August 27, 2001       		          /s/ TJW&A,PA
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                                Tedder, James, Worden & Associates, PA